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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  April 7, 2004

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                            T-3 ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                    000-19580             76-0697390
  (State or Other Jurisdiction of                           (I.R.S. Employer
           Incorporation)         (Commission File Number) Identification No.)

                       13111 Northwest Freeway, Suite 500
                              Houston, Texas 77040
               (Address of principal executive offices) (zip code)

                                 (713) 996-4110
              (Registrant's Telephone Number, Including Area Code)

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Item 5.    Other Events and Regulation FD Disclosure

     On April 7, 2004, T-3 Energy Services, Inc. (the "Company) issued a press release announcing that Steven J. Brading, the Company's Vice President and Chief Financial Officer, had resigned. The resignation was effective immediately.

Item 7.    Financial Statements and Exhibits

              (c)   Exhibits

                    The following exhibits are filed herein:

                    99.1 Press Release


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       T-3 ENERGY SERVICES, INC.

                                       /s/ Michael T. Mino

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                                       Michael T. Mino
                                       Vice-President and Corporate Controller



Date:  April 7, 2004

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                                INDEX TO EXHIBITS

     Exhibit
     Number                 Identification of Exhibit
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      99.1            --    Press Release